SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 27, 2004

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press release, dated July 27, 2004, announcing Proxim Corporation’s results for the fiscal quarter ended July 2, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, Proxim Corporation (the “Company”) issued a press release announcing the Company’s results for the fiscal quarter ended July 2, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)
Dated: July 27, 2004	By:	/s/ Michael D. Angel
Michael D. Angel
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release, dated July 27, 2004, announcing Proxim Corporation’s results for the fiscal quarter ended July 2, 2004.